Exhibit 10.57

AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN

ROBERT L. FORNARO AND AIRTRAN HOLDINGS, INC.

THIS AMENDMENT TO THE EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of October 31, 2007, by and between AIRTRAN HOLDINGS, INC., a Nevada corporation (the “Company”), and Robert L. Fornaro (the “Executive”).

WHEREAS, the Company and Executive have previously entered into that certain Employment Agreement dated as of May 24, 2006 (the “Employment Agreement”), and;

WHEREAS, the parties hereto wish to amend the terms of the Employment Agreement as more fully set forth below.

NOW, THEREFORE, for and in consideration of the premises and agreements contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

Section 6.1 of the Employment Agreement is hereby amended by deleting such section in its entirety and replacing such article with the following:

1. As of the Effective Date, the Executive shall be granted an aggregate of 75,000 shares of the Company’s Common Stock, par value $.001 per share (“Shares”). The Shares shall vest as follows: 50,000 shares of the date that Executive is elected as Chief Executive Officer of the Company and 25,000 shares on February 6, 2008.

2. Remaining Terms Unaffected. Except for this amendment to the Employment Agreement set forth herein, all other provisions of the Employment Agreement shall remain in full force and effect and are incorporated herein as if fully set forth herein.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof shall bear the signatures of all of the parties indicated as the signatories hereto.

IN WITNESS WHEREOF, this Amended Agreement has been duly executed on the date first above written.

EXECUTIVE	AIRTRAN HOLDINGS, INC.

/s/ Robert L. Fornaro	By:	/s/ Richard P. Magurno
Robert L. Fornaro		Richard P. Magurno
President		Senior Vice President